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                                                                Exhibit 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-62074) of our report dated April 15, 1994 on the Reliance Electric Company Savings and Investment Plan Financial Statements for the year ended December 31, 1993 appearing on page 1 of Exhibit 99.5 of the Annual Report on Form 10-K for the year ended December 31, 1993.

PRICE WATERHOUSE

Cleveland, Ohio
April 29, 1994